UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2013

MFS® MULTIMARKET INCOME TRUST

MMT-ANN

MFS® MULTIMARKET INCOME TRUST

New York Stock Exchange Symbol: MMT

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again despite risks created by the U.S. government’s gridlock. The eurozone has emerged from its 18-month-long recession.

However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s economic gauges are improving and point toward expansion. And Japan’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery now appears to be related to the U.S. government’s impasse. While the tensions surrounding the 16-day government shutdown and potential U.S. debt default have dissipated, another round of potential gridlock lies ahead early in 2014, with the next U.S. budget and debt ceiling deadlines.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	56.9%
Emerging Markets Bonds	26.4%
High Grade Corporates	18.3%
Non-U.S. Government Bonds	2.8%
Commercial Mortgage-Backed Securities	2.5%
Floating Rate Loans	1.1%
Mortgage-Backed Securities	0.7%
Asset-Backed Securities	0.3%
Collateralized Debt Obligations	0.2%
Municipal Bonds	0.1%
U.S. Treasury Securities	(7.6)%

Composition including fixed income credit quality (a)(i)
AAA	1.5%
AA	0.1%
A	8.6%
BBB	31.0%
BB	29.4%
B	28.5%
CCC	9.2%
CC (o)	0.0%
C	0.2%
D	0.1%
U.S. Government	2.9%
Federal Agencies	0.7%
Not Rated	(10.5)%
Non-Fixed Income	0.3%
Cash & Other	(2.0)%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	8.2 yrs.

Issuer country weightings (i)(x)
United States	53.5%
Mexico	4.1%
United Kingdom	4.1%
Russia	3.5%
Brazil	2.9%
Canada	2.6%
France	2.5%
Indonesia	2.3%
Luxembourg	1.6%
Other Countries	22.9%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Multimarket Income Trust (“fund”) is a closed-end fund normally investing primarily in fixed income securities.

For the twelve months ended October 31, 2013, shares of the MFS Multimarket Income Trust provided a total return of 4.55%, at net asset value and a total return of –3.73%, at market value. This compares with a return of 8.86% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Multimarket Income Trust Blended Index – Current (“Blended Index”), generated a return of 4.10%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Management Review – continued

Detractors from Performance

Relative to the Blended Index, positioning along the Japanese yield curve (y), particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, detracted from performance.

A greater exposure to emerging markets relative to the Blended Index, particularly Indonesia and Peru, also held back performance during the period. Additionally, a relative overweight to corporate debt in Europe weakened results.

Contributors to Performance

The fund’s return from yield, which was greater than that of the Blended Index, was a key contributor to relative performance.

Positioning along the US yield curve, particularly the fund’s lesser exposure to shifts in the long end of the yield curve, also benefited relative returns.

Respectfully,

Richard Hawkins	William Adams	Ward Brown	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Pilar Gomez-Bravo	Robert Persons	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective December 1, 2012, Ward Brown and Erik Weisman are also Portfolio Managers of the Fund. Effective April 1, 2013, Pilar Gomez-Bravo is also a Portfolio Manager of the Fund. Effective May 15, 2013, Robert Persons replaced Erik Weisman as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/13

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Multimarket Income Trust

Year Ended 10/31/13

	Date		Price
Net Asset Value	10/31/13		$7.50
	10/31/12		$7.66
New York Stock Exchange Price	10/31/13		$6.59
	5/01/13	(high) (t)	$7.67
	9/05/13	(low) (t)	$6.25
	10/31/12		$7.31

Total Returns vs Benchmarks

Year Ended 10/31/13

MFS Multimarket Income Trust at
New York Stock Exchange Price (r)	(3.73)%
Net Asset Value (r)	4.55%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	8.86%
MFS Multimarket Income Trust Blended Index – Current (f)(w)(y)	4.10%
MFS Multimarket Income Trust Blended Index – Prior (f)(x)(y)	3.90%
Barclays Global Aggregate Credit Bond Index (f)	0.98%
Barclays U.S. Government/Mortgage Bond Index (f)	(0.95)%
JPMorgan Emerging Markets Bond Index Global (f)	(2.58)%
Barclays U.S. Corporate Bond Index (f)	(1.40)%

Citigroup World Government Bond Non-Dollar Hedged Index (f)	2.98%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2012 through October 31, 2013

(w)	MFS Multimarket Income Trust Blended Index – Current is at a point in time and allocations during the period can change. As of October 31, 2013, the blended index was comprised of

Performance Summary – continued

50% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% JPMorgan Emerging Markets Bond Index Global, 20% Barclays Global Aggregate Credit Bond Index, and 10% Barclays U.S. Government/Mortgage Bond Index.

(x)	MFS Multimarket Income Trust Blended Index – Prior is at a point in time and allocations during the period change. As of October 31, 2013, the blended index was comprised of 10% Barclays U.S. Corporate Bond Index, 50% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% JPMorgan Emerging Markets Bond Index Global, 10% Citigroup World Government Bond Non-Dollar Hedged Index, and 10% Barclays U.S. Government/Mortgage Bond Index.

(y)	Effective May 15, 2013, the MFS Multimarket Income Trust Blended Index – Current replaced the MFS Multimarket Income Trust Blended Index – Prior as the fund’s other benchmark as the new benchmark more appropriately aligns with the fund’s investment strategy.

Benchmark Definitions

Barclays Global Aggregate Credit Bond Index – a subset of the Global Aggregate Index, and contains investment grade credit securities from the U.S. Aggregate, Pan-European Aggregate, Asian-Pacific Aggregate, Eurodollar, 144A, and Euro-Yen indices. Credit securities are publicly issued corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

Barclays U.S. Corporate Bond Index – covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – is a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

Performance Summary – continued

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Richard Hawkins	—	Lead Portfolio Manager; Portfolio Manager of the Fund since 2006; employed in the investment management area of MFS since 1988.

William Adams	—	Lower Quality Debt Instruments Portfolio Manager; Portfolio Manager of the Fund since 2011; employed in the investment management area of MFS since 2009.

Ward Brown	—	Emerging Markets Debt Instruments Portfolio Manager; Portfolio Manager of the Fund since December 2012; employed in the investment management area of MFS since 2005.

David Cole	—	Lower Quality Debt Instruments Portfolio Manager; Portfolio Manager of the Fund since 2006; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	—	Global Debt Instruments Portfolio Manager; Portfolio Manager of the Fund since April 2013; employed in the investment management area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011; Neuberger Berman from June 2006 to May 2010.

Robert Persons	—	Global Debt Instruments Portfolio Manager; Portfolio Manager of the Fund since May 2013; employed in the investment management area of MFS since 2000.

Matthew Ryan	—	Emerging Markets Debt Instruments Portfolio Manager; Portfolio Manager of the Fund since 2004; employed in the investment management area of MFS since 1997.

All Portfolio Managers are also Investment Officers of MFS.

Note to Shareholders: Effective May 15, 2013, Erik Weisman is no longer a Portfolio Manager of the Fund.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 109.5%
Issuer	Shares/Par	Value ($)
Aerospace - 1.4%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$375,000	$377,344
BE Aerospace, Inc., 5.25%, 2022	500,000	513,750
Bombardier, Inc., 7.5%, 2018 (n)	760,000	860,700
Bombardier, Inc., 7.75%, 2020 (n)	680,000	775,200
Bombardier, Inc., 6.125%, 2023 (n)	640,000	648,000
CPI International, Inc., 8%, 2018	985,000	1,019,475
Huntington Ingalls Industries, Inc., 7.125%, 2021	1,600,000	1,734,000
Kratos Defense & Security Solutions, Inc., 10%, 2017	2,005,000	2,185,450

		$8,113,919
Airlines - 0.0%
Continental Airlines, Inc., 7.25%, 2021	$166,015	$189,257

Apparel Manufacturers - 0.8%
Hanesbrands, Inc., 6.375%, 2020	$845,000	$916,825
Jones Group, Inc., 6.875%, 2019	1,085,000	1,131,113
PVH Corp., 7.375%, 2020	1,185,000	1,297,575
PVH Corp., 4.5%, 2022	1,220,000	1,162,050

		$4,507,563
Asset-Backed & Securitized - 3.0%
Banc of America Commercial Mortgage, Inc., FRN, 5.744%, 2051	$2,000,000	$2,238,478
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	366,692	372,182
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.771%, 2040 (z)	2,481,233	1,193,171
Citigroup Commercial Mortgage Trust, FRN, 5.705%, 2049	390,311	51,267
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	1,160,000	1,190,451
Crest Ltd., CDO, 7%, 2040 (a)(p)	2,549,834	127,492
Falcon Franchise Loan LLC, FRN, 12.468%, 2025 (i)(z)	536,409	80,461
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043 (i)(z)	691,460	568
First Union-Lehman Brothers Bank of America, FRN, 0.578%, 2035 (i)	6,651,626	133,472
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	251,380	251,128
GMAC LLC, FRN, 8.071%, 2034 (d)(n)(q)	1,177,015	853,317
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,547,137	1,692,197

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.813%, 2049		$2,000,000	$2,257,216
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 5.997%, 2051		270,000	138,051
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043		1,526,839	1,660,102
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.863%, 2045		1,590,000	1,744,302
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2030 (i)		900,720	25,364
Morgan Stanley Capital I, Inc., FRN, 1.402%, 2039 (i)(z)		3,505,422	71,931
Multi Security Asset Trust, “A3”, CDO, 5%, 2035 (n)		905,091	895,135
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.924%, 2051		1,000,000	1,109,413
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042		1,375,626	1,456,733

			$17,542,431
Automotive - 2.5%
Accuride Corp., 9.5%, 2018		$1,365,000	$1,436,663
Allison Transmission, Inc., 7.125%, 2019 (n)		1,630,000	1,756,325
FCE Bank PLC, 1.875%, 2016	EUR	300,000	413,449
Ford Motor Credit Co. LLC, 1.7%, 2016		$1,000,000	1,008,953
General Motors Financial Co., Inc., 4.75%, 2017 (n)		620,000	655,650
General Motors Financial Co., Inc., 6.75%, 2018		955,000	1,081,538
General Motors Financial Co., Inc., 4.25%, 2023 (n)		575,000	552,000
Goodyear Tire & Rubber Co., 6.5%, 2021		1,225,000	1,295,438
Goodyear Tire & Rubber Co., 7%, 2022		420,000	451,500
Harley-Davidson Financial Services, 2.7%, 2017 (n)		600,000	620,291
Hyundai Capital America, 4%, 2017 (n)		256,000	271,453
Jaguar Land Rover PLC, 7.75%, 2018 (n)		390,000	423,638
Jaguar Land Rover PLC, 8.125%, 2021 (n)		1,770,000	2,008,950
Jaguar Land Rover PLC, 5.625%, 2023 (n)		470,000	466,475
Lear Corp., 8.125%, 2020		484,000	539,660
Lear Corp., 4.75%, 2023 (n)		290,000	280,575
LKQ Corp., 4.75%, 2023 (n)		150,000	142,875
RCI Banque S.A., 4.375%, 2015	EUR	400,000	565,112
TRW Automotive, Inc., 4.5%, 2021 (n)		$500,000	510,000

			$14,480,545
Biotechnology - 0.1%
Life Technologies Corp., 6%, 2020		$700,000	$801,718

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - 3.5%
AMC Networks, Inc., 7.75%, 2021		$1,074,000	$1,208,250
Clear Channel Communications, Inc., 9%, 2021		1,001,000	1,008,508
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022		245,000	254,800
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022		945,000	992,250
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020		55,000	58,163
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020		1,270,000	1,355,725
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)		322,000	338,100
Hughes Network Systems LLC, 7.625%, 2021		650,000	711,750
IAC/InterActive Corp., 4.75%, 2022		735,000	696,413
Inmarsat Finance PLC, 7.375%, 2017 (n)		835,000	868,400
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)		860,000	877,200
Intelsat Jackson Holdings S.A., 6.625%, 2022		930,000	948,600
Intelsat S.A., 8.125%, 2023 (n)		1,215,000	1,284,863
Liberty Media Corp., 8.5%, 2029		1,280,000	1,366,400
Liberty Media Corp., 8.25%, 2030		50,000	53,250
Myriad International Holdings B.V., 6.375%, 2017		490,000	537,775
Myriad International Holdings B.V., 6.375%, 2017 (n)		355,000	389,613
Myriad International Holdings B.V., 6%, 2020 (n)		1,265,000	1,347,225
Netflix, Inc., 5.375%, 2021 (n)		695,000	710,638
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)		880,000	919,600
SES S.A., 3.6%, 2023 (n)		226,000	218,730
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)		230,000	219,363
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)		130,000	134,550
SIRIUS XM Radio, Inc., 5.75%, 2021 (n)		195,000	198,900
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)		180,000	182,700
Univision Communications, Inc., 6.875%, 2019 (n)		1,035,000	1,115,213
Univision Communications, Inc., 7.875%, 2020 (n)		745,000	826,950
Univision Communications, Inc., 8.5%, 2021 (n)		685,000	758,638
Vivendi S.A., 4%, 2017	EUR	400,000	590,583
WPP Finance, 3.625%, 2022		$645,000	625,090

			$20,798,240
Brokerage & Asset Managers - 0.3%
E*TRADE Financial Corp., 6.375%, 2019		$1,795,000	$1,920,650

Building - 2.8%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)		$545,000	$565,438
Boise Cascade Co., 6.375%, 2020		640,000	668,800
Building Materials Holding Corp., 6.875%, 2018 (n)		885,000	942,525
Building Materials Holding Corp., 7%, 2020 (n)		470,000	505,250
Building Materials Holding Corp., 6.75%, 2021 (n)		455,000	494,813
CEMEX Espana S.A., 9.25%, 2020 (n)		785,000	855,650

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
CEMEX Finance LLC, 9.375%, 2022		$335,000	$376,038
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)		202,000	197,708
CEMEX S.A.B. de C.V., 6.5%, 2019 (n)		405,000	411,075
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)		746,000	759,988
CEMEX S.A.B. de C.V., FRN, 5.248%, 2015 (n)		552,000	570,630
CRH Finance Ltd., 3.125%, 2023	EUR	300,000	409,142
Gibraltar Industries, Inc., 6.25%, 2021		$365,000	377,775
HD Supply, Inc., 8.125%, 2019		525,000	586,793
HD Supply, Inc., 7.5%, 2020 (n)		265,000	279,575
HD Supply, Inc., 11.5%, 2020		1,365,000	1,646,531
Holcim GB Finance Ltd., 8.75%, 2017	GBP	200,000	389,113
Lafarge S.A., 6.625%, 2018	EUR	450,000	692,707
Mohawk Industries, Inc., 3.85%, 2023		$653,000	631,080
Nortek, Inc., 8.5%, 2021		1,315,000	1,441,569
Odebrecht Finance Ltd., 7.125%, 2042 (n)		419,000	410,620
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		613,000	692,690
USG Corp., 6.3%, 2016		1,310,000	1,401,700
USG Corp., 7.875%, 2020 (n)		525,000	577,500
USG Corp., 5.875%, 2021 (n)		245,000	249,900

			$16,134,610
Business Services - 1.4%
Cielo S.A., 3.75%, 2022 (n)		$362,000	$324,895
Equinix, Inc., 4.875%, 2020		615,000	617,306
Equinix, Inc., 5.375%, 2023		330,000	327,525
Fidelity National Information Services, Inc., 5%, 2022		870,000	894,995
First Data Corp., 10.625%, 2021 (n)		1,040,000	1,116,700
iGate Corp., 9%, 2016		1,652,000	1,775,900
Iron Mountain, Inc., 8.375%, 2021		611,000	659,880
Iron Mountain, Inc., 6%, 2023		780,000	793,650
Lender Processing Services, Inc., 5.75%, 2023		330,000	344,025
NeuStar, Inc., 4.5%, 2023		775,000	705,250
Tencent Holdings Ltd., 3.375%, 2018 (n)		664,000	676,985

			$8,237,111
Cable TV - 2.5%
CCO Holdings LLC, 8.125%, 2020		$1,370,000	$1,500,150
CCO Holdings LLC, 7.375%, 2020		390,000	426,075
CCO Holdings LLC, 6.5%, 2021		705,000	733,200
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024		415,000	393,213
Cequel Communications Holdings, 6.375%, 2020 (n)		330,000	342,375
Cequel Communications Holdings I LLC, 5.125%, 2021 (n)		240,000	232,800
Comcast Corp., 4.65%, 2042		700,000	681,959

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
DIRECTV Holdings LLC, 5.15%, 2042		$700,000	$628,401
DISH DBS Corp., 6.75%, 2021		890,000	963,425
DISH DBS Corp., 5%, 2023		555,000	530,719
Lynx I Corp., 5.375%, 2021 (n)		520,000	522,600
Lynx II Corp., 6.375%, 2023 (n)		340,000	348,500
Nara Cable Funding Ltd., 8.875%, 2018 (z)		235,000	250,863
Nara Cable Funding Ltd., 8.875%, 2018	EUR	300,000	438,892
Shaw Communications, Inc., 5.65%, 2019	CAD	475,000	507,186
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	450,000	649,516
Time Warner Cable, Inc., 5.75%, 2031	GBP	250,000	368,136
Time Warner Cable, Inc., 4.5%, 2042		$630,000	472,206
Unitymedia Hessen, 5.5%, 2023 (n)		670,000	661,625
UPC Holding B.V., 9.875%, 2018 (n)		870,000	941,775
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,294,000	1,381,345
Virgin Media Finance PLC, 8.375%, 2019		194,000	211,703
Virgin Media Finance PLC, 5.5%, 2021	GBP	300,000	485,830
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	680,000	983,282

			$14,655,776
Chemicals - 2.1%
Celanese U.S. Holdings LLC, 6.625%, 2018		$425,000	$458,469
Celanese U.S. Holdings LLC, 5.875%, 2021		480,000	513,600
Celanese U.S. Holdings LLC, 4.625%, 2022		405,000	397,913
CF Industries, Inc., 3.45%, 2023		577,000	550,036
Dow Chemical Co., 8.55%, 2019		800,000	1,035,434
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		585,000	621,563
Hexion U.S. Finance Corp., 6.625%, 2020		340,000	345,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,015,000	1,045,450
Huntsman International LLC, 8.625%, 2021		1,740,000	1,953,150
INEOS Finance PLC, 8.375%, 2019 (n)		890,000	992,350
INEOS Group Holdings S.A., 6.125%, 2018 (n)		920,000	929,200
LyondellBasell Industries N.V., 5.75%, 2024		500,000	572,561
NOVA Chemicals Corp., 5.25%, 2023 (n)		1,017,000	1,037,340
Polypore International, Inc., 7.5%, 2017		460,000	486,450
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		568,000	582,139
Tronox Finance LLC, 6.375%, 2020		895,000	912,900

			$12,433,655
Computer Software - 0.6%
Infor U.S., Inc., 11.5%, 2018		$730,000	$846,800
Syniverse Holdings, Inc., 9.125%, 2019		1,465,000	1,585,863
VeriSign, Inc., 4.625%, 2023		870,000	847,163

			$3,279,826

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - Systems - 0.6%
Audatex North America, Inc., 6.75%, 2018		$765,000	$818,015
Audatex North America, Inc., 6%, 2021 (n)		820,000	846,650
Audatex North America, Inc., 6.125%, 2023 (z)		220,000	223,300
CDW LLC/CDW Finance Corp., 12.535%, 2017		96,000	99,840
CDW LLC/CDW Finance Corp., 8.5%, 2019		1,145,000	1,268,088

			$3,255,893
Conglomerates - 1.9%
Alstom S.A., 2.25%, 2017	EUR	400,000	$556,394
Amsted Industries, Inc., 8.125%, 2018 (n)		$1,745,000	1,847,519
BC Mountain LLC, 7%, 2021 (n)		700,000	708,750
Dynacast International LLC, 9.25%, 2019		755,000	830,500
Griffon Corp., 7.125%, 2018		1,415,000	1,512,281
Metalloinvest Finance Ltd., 5.625%, 2020 (n)		708,000	704,460
Renaissance Acquisition, 6.875%, 2021 (n)		1,300,000	1,322,750
Rexel S.A., 6.125%, 2019 (n)		585,000	614,250
Rexel S.A., 5.25%, 2020 (n)		250,000	255,000
Siemens Financierings N.V., 5.25%, 2066	EUR	300,000	438,383
Siemens Financierings N.V., 6.125%, 2066	GBP	150,000	260,953
Silver II Borrower, 7.75%, 2020 (n)		$940,000	984,650
Votorantim Cimentos S.A., 5.25%, 2017	EUR	250,000	367,285
Votorantim Participacoes S.A., 6.75%, 2021 (n)		$883,000	1,002,205

			$11,405,380
Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.9%, 2021		$195,000	$190,125

Consumer Products - 0.9%
Elizabeth Arden, Inc., 7.375%, 2021		$935,000	$1,016,813
Henkel AG & Co. KGaA, 5.375%, 2104	EUR	300,000	433,292
Jarden Corp., 7.5%, 2020		$1,335,000	1,448,475
Mattel, Inc., 1.7%, 2018		192,000	189,438
Prestige Brands, Inc., 8.125%, 2020		373,000	414,030
Prosegur Compania de Seguridad S.A., 2.75%, 2018	EUR	400,000	550,527
Reckitt Benckiser Treasury Services PLC, 3.625%, 2023 (n)		$500,000	507,121
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)		750,000	796,875

			$5,356,571
Consumer Services - 0.7%
ADT Corp., 6.25%, 2021 (n)		$640,000	$679,200
ADT Corp., 4.125%, 2023		370,000	333,656
Monitronics International, Inc., 9.125%, 2020 (z)		510,000	540,600
QVC, Inc., 7.375%, 2020 (n)		620,000	675,740

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Services - continued
Service Corp. International, 7%, 2017		$1,535,000	$1,721,119

			$3,950,315
Containers - 1.9%
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)		$770,000	$826,788
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)		1,450,000	1,555,125
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)		200,000	215,500
Ball Corp., 5%, 2022		1,083,000	1,091,123
Ball Corp., 4%, 2023		85,000	78,306
Berry Plastics Group, Inc., 9.5%, 2018		340,000	368,900
Berry Plastics Group, Inc., 9.75%, 2021		460,000	540,500
Crown Americas LLC, 4.5%, 2023 (n)		1,435,000	1,345,313
Exopack Holdings S.A., 7.875%, 2019 (z)		430,000	430,000
Greif, Inc., 6.75%, 2017		580,000	642,350
Reynolds Group, 7.125%, 2019		910,000	971,425
Reynolds Group, 9.875%, 2019		375,000	414,844
Reynolds Group, 5.75%, 2020		600,000	619,500
Reynolds Group, 8.25%, 2021		1,735,000	1,804,400

			$10,904,074
Defense Electronics - 0.3%
BAE Systems PLC, 4.125%, 2022	GBP	350,000	$579,183
Ducommun, Inc., 9.75%, 2018		$1,017,000	1,136,498

			$1,715,681
Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015		$355,000	$351,450
Avaya, Inc., 7%, 2019 (n)		245,000	233,975

			$585,425
Electronics - 0.6%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)		$480,000	$519,000
Nokia Corp., 5.375%, 2019		325,000	335,156
Nokia Corp., 6.625%, 2039		250,000	246,250
NXP B.V., 5.75%, 2021 (n)		280,000	291,900
NXP B.V., 5.75%, 2023 (n)		400,000	412,000
Sensata Technologies B.V., 6.5%, 2019 (n)		1,045,000	1,128,600
Tyco Electronics Group S.A., 6.55%, 2017		700,000	810,755

			$3,743,661
Emerging Market Quasi-Sovereign - 8.7%
Abu Dhabi National Energy Co. PJSC (TAQA), 5.875%, 2021 (n)		$320,000	$358,800
Banco de Reservas de La Republica Dominicana, 7%, 2023 (n)		946,000	901,065
Banco do Brasil S.A., 3.875%, 2022		282,000	256,620

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Banco do Brasil S.A., 5.875%, 2023 (n)		$502,000	$496,980
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)		412,000	425,390
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)		666,000	672,660
Banco do Nordeste do Brasil (BNB), 4.375%, 2019 (n)		878,000	858,684
Bank of Ceylon, 6.875%, 2017 (n)		216,000	221,400
BNDES Participacoes S.A., 6.5%, 2019 (n)		607,000	669,976
Caixa Economica Federal, 3.5%, 2022 (n)		216,000	188,190
CNOOC Finance (2013) Ltd., 3%, 2023		389,000	354,330
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)		1,242,000	1,290,485
CNPC General Capital Ltd., 3.4%, 2023 (n)		391,000	364,969
Comision Federal de Electricidad, 4.875%, 2024 (z)		211,000	213,901
Comision Federal de Electricidad, 5.75%, 2042 (n)		1,546,000	1,470,633
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022 (n)		346,000	347,730
Corporacion Nacional del Cobre de Chile, 4.25%, 2042 (n)		206,000	171,459
Dolphin Energy Ltd., 5.5%, 2021 (n)		441,000	488,959
Ecopetrol S.A., 7.625%, 2019		821,000	989,305
Ecopetrol S.A., 7.375%, 2043		474,000	543,323
El Fondo Mivivienda S.A., 3.5%, 2023 (n)		167,000	152,805
Gaz Capital S.A., 3.85%, 2020 (n)		960,000	936,000
Gaz Capital S.A., 3.389%, 2020	EUR	250,000	337,570
Gaz Capital S.A., 5.999%, 2021 (n)		$1,941,000	2,072,018
Gaz Capital S.A., 4.95%, 2028 (n)		820,000	742,100
Gazprom Neft, 4.375%, 2022 (n)		766,000	720,998
Georgian Oil & Gas Corp., 6.875%, 2017 (n)		317,000	330,473
Instituto Costarricense, 6.375%, 2043 (n)		795,000	707,550
JSC Georgian Railway, 7.75%, 2022 (n)		218,000	235,985
KazAgro National Management Holding, 4.625%, 2023 (n)		382,000	361,086
Kazakhstan Temir Zholy Co., 6.95%, 2042 (n)		316,000	330,615
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)		713,000	872,534
KazMunayGas National Co., 4.4%, 2023 (n)		285,000	270,380
KazMunayGas National Co., 5.75%, 2043 (n)		492,000	446,441
Magyar Export-Import Bank, 5.5%, 2018 (n)		238,000	244,569
Majapahit Holding B.V., 7.25%, 2017 (n)		1,469,000	1,656,298
Majapahit Holding B.V., 8%, 2019 (n)		1,197,000	1,387,024
Majapahit Holding B.V., 7.75%, 2020 (n)		1,045,000	1,199,138
OAO Gazprom, 6.212%, 2016		1,886,000	2,075,920
OJSC Russian Agricultural Bank, 5.298%, 2017 (n)		448,000	464,800
OJSC Russian Agricultural Bank, 5.1%, 2018 (n)		346,000	353,907
Pemex Project Funding Master Trust, 5.75%, 2018		1,341,000	1,495,215
Pertamina PT, 5.25%, 2021 (n)		511,000	509,723
Pertamina PT, 4.875%, 2022 (n)		540,000	519,750
Pertamina PT, 4.3%, 2023 (n)		323,000	294,738
Pertamina PT, 6.5%, 2041 (n)		235,000	221,194

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Pertamina PT, 6%, 2042 (n)	$636,000	$562,860
Pertamina PT, 5.625%, 2043 (n)	371,000	311,640
Petrobras Global Finance Co., 4.375%, 2023	464,000	428,780
Petrobras International Finance Co., 7.875%, 2019	1,583,000	1,843,787
Petrobras International Finance Co., 6.75%, 2041	657,000	649,149
Petroleos Mexicanos, 8%, 2019	1,382,000	1,688,804
Petroleos Mexicanos, 6%, 2020	805,000	903,613
Petroleos Mexicanos, 5.5%, 2021	1,360,000	1,482,400
Petroleos Mexicanos, 4.875%, 2022	1,048,000	1,089,920
Petroleos Mexicanos, 4.875%, 2024	354,000	361,080
Petroleos Mexicanos, 6.5%, 2041	445,000	473,925
Petroleos Mexicanos, 5.5%, 2044	382,000	357,170
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	476,000	605,710
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	489,750	519,135
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	752,000	755,760
PTT PLC, 3.375%, 2022 (n)	430,000	401,459
PTT PLC, 4.5%, 2042 (n)	462,000	390,362
Qtel International Finance Ltd., 3.875%, 2028 (n)	205,000	180,697
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	1,230,000	1,463,700
Rosneft, 4.199%, 2022 (n)	944,000	885,000
Sberbank of Russia, 6.125%, 2022 (n)	1,439,000	1,559,516
Sinopec Capital (2013) Ltd., 3.125%, 2023 (n)	666,000	610,858
Sinopec Capital (2013) Ltd., 4.25%, 2043 (n)	548,000	474,650
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)	544,000	537,641
Transnet SOC Ltd., 4.5%, 2016 (n)	377,000	392,664
Transnet SOC Ltd., 4%, 2022 (n)	224,000	200,480
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 2019 (n)	206,000	215,991
Vnesheconombank, 6.025%, 2022 (n)	283,000	300,688
VTB Capital S.A., 6%, 2017 (n)	1,176,000	1,252,440

		$51,123,569
Emerging Market Sovereign - 8.9%
Dominican Republic, 7.5%, 2021 (n)	$879,000	$972,614
Dominican Republic, 6.6%, 2024 (z)	188,000	194,392
Dominican Republic, 5.875%, 2024 (n)	206,000	202,601
Federative Republic of Brazil, 4.25%, 2025	372,000	363,444
Government of Ukraine, 6.875%, 2015	1,094,000	1,001,010
Oriental Republic of Uruguay, 4.5%, 2024	567,000	585,428
Republic of Argentina, FRN, 8.28%, 2033	339,242	237,469
Republic of Armenia, 6%, 2020 (n)	200,000	196,700
Republic of Colombia, 8.125%, 2024	679,000	899,675
Republic of Colombia, 6.125%, 2041	658,000	745,185

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Costa Rica, 4.25%, 2023 (n)	$205,000	$194,750
Republic of Croatia, 5.5%, 2023 (n)	412,000	408,910
Republic of Georgia, 6.875%, 2021 (n)	216,000	235,170
Republic of Guatemala, 5.75%, 2022 (n)	387,000	410,607
Republic of Hungary, 5.375%, 2023	674,000	671,338
Republic of Indonesia, 6.875%, 2018	838,000	951,130
Republic of Indonesia, 11.625%, 2019 (n)	436,000	596,230
Republic of Indonesia, 11.625%, 2019	733,000	1,002,378
Republic of Indonesia, 4.875%, 2021 (n)	671,000	696,163
Republic of Indonesia, 3.375%, 2023 (n)	517,000	465,300
Republic of Indonesia, 7.75%, 2038 (n)	1,559,000	1,900,031
Republic of Latvia, 5.25%, 2017 (n)	345,000	376,568
Republic of Lithuania, 6.125%, 2021 (n)	499,000	571,979
Republic of Lithuania, 6.625%, 2022 (n)	1,425,000	1,692,188
Republic of Panama, 8.875%, 2027	1,273,000	1,764,696
Republic of Panama, 9.375%, 2029	1,746,000	2,522,970
Republic of Panama, 6.7%, 2036	265,000	313,363
Republic of Paraguay, 4.625%, 2023 (n)	212,000	200,340
Republic of Peru, 7.35%, 2025	544,000	701,216
Republic of Peru, 8.75%, 2033	1,258,000	1,834,164
Republic of Peru, 5.625%, 2050	203,000	213,353
Republic of Philippines, 6.5%, 2020	245,000	294,000
Republic of Philippines, 5.5%, 2026	802,000	918,290
Republic of Philippines, 6.375%, 2032	540,000	649,350
Republic of Philippines, 6.375%, 2034	1,391,000	1,690,065
Republic of Poland, 5%, 2022	609,000	666,094
Republic of Romania, 6.75%, 2022 (n)	1,074,000	1,240,470
Republic of Romania, 4.375%, 2023 (n)	486,000	475,673
Republic of Serbia, 5.25%, 2017 (n)	207,000	205,965
Republic of Slovakia, 4.375%, 2022 (n)	2,330,000	2,446,500
Republic of Sri Lanka, 6.25%, 2020 (n)	285,000	288,919
Republic of Sri Lanka, 6.25%, 2021 (n)	248,000	249,240
Republic of Sri Lanka, 5.875%, 2022 (n)	208,000	202,020
Republic of Turkey, 7%, 2019	790,000	901,588
Republic of Turkey, 5.625%, 2021	670,000	715,225
Republic of Turkey, 6.25%, 2022	646,000	712,215
Republic of Turkey, 6%, 2041	287,000	288,435
Republic of Venezuela, 5.75%, 2016	3,742,000	3,330,380
Republic of Venezuela, 7.65%, 2025	1,345,000	983,868
Republic of Vietnam, 6.75%, 2020	537,000	587,344
Russian Federation, 4.5%, 2022 (n)	600,000	623,250
Russian Federation, 4.875%, 2023 (n)	1,200,000	1,258,800
Russian Federation, 7.5%, 2030	835,120	993,835

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Russian Federation, 5.625%, 2042 (n)		$600,000	$624,000
Ukraine Government International, 6.58%, 2016		1,418,000	1,269,110
United Mexican States, 3.625%, 2022		2,850,000	2,892,750
United Mexican States, 4%, 2023		1,364,000	1,385,142
United Mexican States, 8.5%, 2029	MXN	29,290,000	2,602,982
United Mexican States, 5.75%, 2110		$408,000	394,740

			$52,011,612
Energy - Independent - 6.2%
Afren PLC, 11.5%, 2016 (n)		$335,000	$382,319
Afren PLC, 10.25%, 2019 (n)		219,000	250,755
Antero Resources Finance Corp., 6%, 2020		430,000	453,650
Antero Resources Finance Corp., 5.375%, 2021 (n)		415,000	421,744
BreitBurn Energy Partners LP, 8.625%, 2020		435,000	462,188
BreitBurn Energy Partners LP, 7.875%, 2022		1,405,000	1,419,050
Carrizo Oil & Gas, Inc., 8.625%, 2018		370,000	405,150
Carrizo Oil & Gas, Inc., 7.5%, 2020		390,000	425,100
Chaparral Energy, Inc., 7.625%, 2022		1,340,000	1,447,200
Concho Resources, Inc., 6.5%, 2022		1,125,000	1,229,063
Concho Resources, Inc., 5.5%, 2023		780,000	809,250
Continental Resources, Inc., 8.25%, 2019		940,000	1,034,000
Continental Resources, Inc., 7.375%, 2020		335,000	373,106
Continental Resources, Inc., 4.5%, 2023		1,181,000	1,191,334
Denbury Resources, Inc., 8.25%, 2020		1,395,000	1,534,500
Energy XXI Gulf Coast, Inc., 9.25%, 2017		1,510,000	1,683,650
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)		765,000	799,425
EP Energy LLC, 9.375%, 2020		1,280,000	1,478,400
EP Energy LLC, 7.75%, 2022		2,095,000	2,356,875
EPL Oil & Gas, Inc., 8.25%, 2018		840,000	900,900
Halcon Resources Corp., 8.875%, 2021		1,835,000	1,910,694
Harvest Operations Corp., 6.875%, 2017		1,715,000	1,841,481
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)		350,000	379,750
Laredo Petroleum, Inc., 9.5%, 2019		730,000	815,775
LINN Energy LLC, 8.625%, 2020		45,000	47,925
LINN Energy LLC, 7.75%, 2021		972,000	1,003,590
MEG Energy Corp., 6.5%, 2021 (n)		530,000	553,188
MEG Energy Corp., 7%, 2024 (n)		450,000	460,125
Oasis Petroleum, Inc., 6.875%, 2022 (n)		530,000	572,400
Pioneer Natural Resources Co., 6.65%, 2017		700,000	810,947
PTTEP Canada International Finance Ltd., 6.35%, 2042 (n)		250,000	268,473
QEP Resources, Inc., 6.875%, 2021		2,045,000	2,188,150
Range Resources Corp., 8%, 2019		900,000	965,250
Range Resources Corp., 5%, 2022		720,000	719,100

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - continued
Samson Investment Co., 10.25%, 2020 (n)		$670,000	$723,600
SandRidge Energy, Inc., 8.125%, 2022		1,305,000	1,389,825
SM Energy Co., 6.5%, 2021		1,075,000	1,166,375
Whiting Petroleum Corp., 6.5%, 2018		710,000	756,150
Whiting Petroleum Corp., 5%, 2019		485,000	504,400

			$36,134,857
Energy - Integrated - 0.9%
BG Energy Capital PLC, 6.5%, 2072	EUR	350,000	$531,050
Eni S.p.A, 4%, 2020	EUR	300,000	449,311
Listrindo Capital B.V., 6.95%, 2019 (n)		$239,000	249,755
LUKOIL International Finance B.V., 3.416%, 2018 (n)		734,000	739,505
LUKOIL International Finance B.V., 4.563%, 2023 (n)		1,029,000	983,981
Murphy Oil Corp., 2.5%, 2017		700,000	705,109
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)		1,145,000	1,259,500
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)		419,000	401,193

			$5,319,404
Engineering - Construction - 0.1%
BakerCorp International, Inc., 8.25%, 2019		$805,000	$781,856

Entertainment - 0.8%
Activision Blizzard, Inc., 6.125%, 2023 (n)		$545,000	$569,525
AMC Entertainment, Inc., 8.75%, 2019		480,000	516,600
Cedar Fair LP, 9.125%, 2018		575,000	629,625
Cedar Fair LP, 5.25%, 2021 (n)		825,000	812,625
Cinemark USA, Inc., 5.125%, 2022		545,000	532,738
Cinemark USA, Inc., 4.875%, 2023		580,000	552,450
Six Flags Entertainment Corp., 5.25%, 2021 (n)		1,075,000	1,056,188

			$4,669,751
Financial Institutions - 4.0%
Aviation Capital Group, 4.625%, 2018 (n)		$685,000	$698,526
Aviation Capital Group, 6.75%, 2021 (n)		535,000	576,463
CIT Group, Inc., 5.25%, 2018		1,615,000	1,746,219
CIT Group, Inc., 6.625%, 2018 (n)		1,447,000	1,640,536
CIT Group, Inc., 5.5%, 2019 (n)		1,024,000	1,108,480
CIT Group, Inc., 5%, 2022		875,000	885,938
Credit Acceptance Corp., 9.125%, 2017		780,000	822,900
General Electric Capital Corp., 3.1%, 2023		1,488,000	1,434,389
General Electric Capital Corp., 6.375% to 2017, FRN to 2067		300,000	325,500
Icahn Enterprises LP, 8%, 2018		2,127,000	2,230,691
Icahn Enterprises LP, 6%, 2020 (n)		420,000	430,500
International Lease Finance Corp., 8.625%, 2015		410,000	456,125

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
International Lease Finance Corp., 7.125%, 2018 (n)		$1,437,000	$1,654,346
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015		535,000	553,391
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018		510,000	527,850
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019		345,000	388,988
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020		1,430,000	1,528,313
PHH Corp., 7.375%, 2019		630,000	666,225
PHH Corp., 6.375%, 2021		525,000	519,750
SLM Corp., 8.45%, 2018		1,065,000	1,243,388
SLM Corp., 8%, 2020		2,125,000	2,427,813
SLM Corp., 7.25%, 2022		745,000	797,150
TMK Capital S.A., 6.75%, 2020 (n)		753,000	736,058

			$23,399,539
Food & Beverages - 1.8%
Ajecorp B.V., 6.5%, 2022 (n)		$413,000	$417,130
Alicorp S.A.A., 3.875%, 2023 (n)		223,000	209,620
B&G Foods, Inc., 4.625%, 2021		460,000	449,075
BFF International Ltd., 7.25%, 2020		600,000	679,500
BRF S.A., 5.875%, 2022 (n)		216,000	224,640
BRF S.A., 3.95%, 2023 (n)		205,000	184,500
Coca-Cola HBC Finance B.V., 4.25%, 2016	EUR	348,000	513,736
Coca-Cola Icecek Uretim, 4.75%, 2018 (n)		$472,000	490,125
Constellation Brands, Inc., 3.75%, 2021		150,000	143,813
Constellation Brands, Inc., 4.25%, 2023		960,000	920,400
Cosan Luxembourg S.A., 5%, 2023 (n)		205,000	191,163
Embotelladora Andina S.A., 5%, 2023 (n)		418,000	429,714
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		417,000	425,793
Hawk Acquisition Sub, Inc., 4.25%, 2020 (n)		790,000	764,325
JBS Investments GmbH, 7.75%, 2020 (z)		402,000	414,563
Kraft Foods Group, Inc., 2.25%, 2017		700,000	716,495
Marfrig Holding Europe B.V., 9.875%, 2017 (n)		325,000	324,594
Sun Merger Sub, Inc., 5.875%, 2021 (n)		795,000	830,775
TreeHouse Foods, Inc., 7.75%, 2018		745,000	787,838
Tyson Foods, Inc., 6.6%, 2016		820,000	920,564
Wm Wrigley Jr. Co., 2.9%, 2019 (n)		239,000	242,612

			$10,280,975
Forest & Paper Products - 1.1%
Boise, Inc., 8%, 2020		$1,100,000	$1,246,300
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)		709,000	779,900
Graphic Packaging Holding Co., 7.875%, 2018		615,000	668,813
International Paper Co., 6%, 2041		700,000	765,553
Inversiones CMPC S.A., 4.75%, 2018 (n)		841,000	882,042
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		475,000	486,875

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Forest & Paper Products - continued
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	600,000	$887,316
Tembec Industries, Inc., 11.25%, 2018		$515,000	562,638

			$6,279,437
Furniture & Appliances - 0.0%
Arcelik A.S., 5%, 2023 (n)		$215,000	$194,844

Gaming & Lodging - 1.7%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		$400,000	$369,500
Carnival Corp., 1.2%, 2016		500,000	497,612
Chester Downs & Marina LLC, 9.25%, 2020 (n)		425,000	431,375
CityCenter Holdings LLC, 10.75%, 2017 (p)		360,000	385,920
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		405,000	253
Hilton Worldwide Finance Co., 5.625%, 2021 (n)		605,000	621,638
Host Hotels & Resorts, Inc., REIT, 6.75%, 2016		480,000	486,861
Isle of Capri Casinos, Inc., 8.875%, 2020		630,000	670,950
Isle of Capri Casinos, Inc., 5.875%, 2021		165,000	161,906
MGM Resorts International, 11.375%, 2018		490,000	628,425
MGM Resorts International, 6.625%, 2021		820,000	876,375
Pinnacle Entertainment, Inc., 8.75%, 2020		610,000	674,050
Playa Resorts Holdings B.V., 8%, 2020 (n)		164,000	173,635
PNK Finance Corp., 6.375%, 2021 (n)		565,000	593,250
Ryman Hospitality Properties, Inc., REIT, 5%, 2021 (n)		330,000	319,275
Seven Seas Cruises S. DE R.L., 9.125%, 2019		1,150,000	1,263,563
Wyndham Worldwide Corp., 2.5%, 2018		650,000	650,228
Wynn Las Vegas LLC, 7.75%, 2020		1,250,000	1,409,375

			$10,214,191
Industrial - 0.7%
Dematic S.A., 7.75%, 2020 (n)		$955,000	$1,009,913
Howard Hughes Corp., 6.875%, 2021 (n)		765,000	791,775
Hyva Global B.V., 8.625%, 2016 (n)		702,000	698,490
Mueller Water Products, Inc., 8.75%, 2020		613,000	686,560
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		795,000	852,638

			$4,039,376
Insurance - 1.1%
AIG SunAmerica Global Financing X, 6.9%, 2032 (n)		$484,000	$602,572
Allianz AG, FRN, 5.5% to 2014, FRN to 2049	EUR	140,000	191,511
American International Group, Inc., 4.875%, 2067	EUR	600,000	798,560
Assicurazioni Generali S.p.A., 7.75%, 2042	EUR	200,000	309,572
Aviva PLC, FRN, 5.7%, 2049	EUR	400,000	564,824
CNP Assurances S.A., 6%, 2040	EUR	400,000	588,177
Delta Lloyd N.V., 9%, 2042	EUR	450,000	708,592

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - continued
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		$1,500,000	$1,938,750
Unum Group, 7.125%, 2016		829,000	947,806

			$6,650,364
Insurance - Health - 0.1%
CIGNA Corp., 5.375%, 2042		$700,000	$748,315

Insurance - Property & Casualty - 1.1%
Amlin PLC, 6.5%, 2026	GBP	200,000	$330,300
Clerical Medical Finance PLC, 4.25%, 2049	EUR	500,000	673,444
CNA Financial Corp., 5.875%, 2020		$700,000	812,167
Mapfre S.A., 5.125%, 2015	EUR	300,000	433,288
Marsh & McLennan Cos., Inc., 2.55%, 2018		$330,000	334,974
QBE Capital Funding III Ltd., FRN, 7.5%, 2041	GBP	300,000	528,192
XL Group PLC, 6.5% to 2017, FRN to 2049		$1,825,000	1,790,325
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		1,310,000	1,401,700

			$6,304,390
International Market Quasi-Sovereign - 1.4%
Eksportfinans A.S.A., 5.5%, 2016		$315,000	$329,805
Eksportfinans A.S.A., 5.5%, 2017		375,000	393,000
Electricite de France, FRN, 5.25%, 2049 (n)		1,550,000	1,523,650
ESB Finance Ltd., 4.375%, 2019	EUR	300,000	450,109
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		$843,000	910,440
Israel Electric Corp. Ltd., 5.625%, 2018 (n)		2,268,000	2,387,070
Israel Electric Corp. Ltd., 6.875%, 2023 (n)		2,155,000	2,309,083

			$8,303,157
International Market Sovereign - 1.2%
Commonwealth of Australia, 5.75%, 2021	AUD	924,000	$986,020
Government of Japan, 1.1%, 2020	JPY	308,000,000	3,293,520
Government of Japan, 2.1%, 2024	JPY	35,750,000	418,387
Republic of Iceland, 4.875%, 2016 (n)		$1,716,000	1,791,075
Republic of Iceland, 5.875%, 2022 (n)		631,000	658,092

			$7,147,094
Internet - 0.4%
Baidu, Inc., 3.25%, 2018		$1,846,000	$1,885,901
Baidu, Inc., 3.5%, 2022		475,000	444,900

			$2,330,801
Machinery & Tools - 1.7%
Case New Holland, Inc., 7.875%, 2017		$1,960,000	$2,320,150
CNH America LLC, 7.25%, 2016		1,065,000	1,174,163
CNH Capital LLC, 3.625%, 2018		630,000	638,663

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Machinery & Tools - continued
Ferreycorp S.A.A., 4.875%, 2020 (n)		$866,000	$831,360
H&E Equipment Services Co., 7%, 2022		1,005,000	1,095,450
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		1,510,000	1,698,750
RSC Equipment Rental, Inc., 8.25%, 2021		910,000	1,030,575
United Rentals North America, Inc., 5.75%, 2018		510,000	546,975
United Rentals North America, Inc., 7.625%, 2022		509,000	570,080

			$9,906,166
Major Banks - 3.7%
ABN AMRO North America Finance, Inc., 7.125%, 2022	EUR	250,000	$405,152
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		$1,500,000	1,545,317
Bank of America Corp., 5.65%, 2018		2,000,000	2,281,358
Bank of America Corp., FRN, 5.2%, 2049		1,625,000	1,474,688
Barclays Bank PLC, 6%, 2021	EUR	300,000	464,806
Barclays Bank PLC, 7.625%, 2022		$815,000	840,673
Barclays Bank PLC, 6.75%, 2023	GBP	200,000	354,481
BBVA Senior Finance S.A., 3.25%, 2016	EUR	300,000	421,180
BNP Paribas, FRN, 3.002%, 2014		$1,532,000	1,577,761
Credit Agricole S.A., 7.375%, 2023	GBP	200,000	385,700
Credit Agricole S.A., 7.875%, 2049	EUR	350,000	532,951
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)		$1,055,000	1,087,911
Goldman Sachs Group, Inc., 7.5%, 2019		1,200,000	1,473,472
HBOS PLC, 4.375%, 2019	EUR	300,000	406,632
ING Bank N.V, 4.875%, 2021	EUR	250,000	398,343
JPMorgan Chase & Co., 3.25%, 2022		$765,000	738,932
JPMorgan Chase & Co., 6%, 2049		885,000	856,238
Morgan Stanley, 6.625%, 2018		2,000,000	2,345,636
National Westminster Bank PLC, FRN, 2.374%, 2049	EUR	330,000	364,943
PNC Bank N.A., 3.8%, 2023		$600,000	596,919
Regions Financial Corp., 2%, 2018		421,000	413,975
Royal Bank of Scotland Group PLC, 6.934%, 2018	EUR	400,000	611,215
Royal Bank of Scotland Group PLC, 5.5%, 2020	EUR	300,000	482,900
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)		$435,000	455,663
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		765,000	795,600
Societe Generale, 4.25%, 2022	EUR	200,000	307,683
Wells Fargo & Co., 5.375%, 2043		$252,000	254,961

			$21,875,090
Medical & Health Technology & Services - 3.3%
AmSurg Corp., 5.625%, 2020		$690,000	$693,450
Davita, Inc., 6.375%, 2018		1,600,000	1,678,000
Davita, Inc., 6.625%, 2020		1,050,000	1,119,563

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)		$875,000	$975,625
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)		800,000	856,000
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)		430,000	455,800
HCA, Inc., 8.5%, 2019		1,715,000	1,841,481
HCA, Inc., 7.25%, 2020		565,000	619,381
HCA, Inc., 7.5%, 2022		980,000	1,101,275
HCA, Inc., 5.875%, 2022		835,000	878,838
HealthSouth Corp., 8.125%, 2020		1,510,000	1,662,888
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019		1,110,000	1,176,600
Kinetic Concepts, Inc., 12.5%, 2019		400,000	431,000
Owens & Minor, Inc., 6.35%, 2016		1,420,000	1,537,705
Tenet Healthcare Corp., 8%, 2020		1,095,000	1,192,181
Tenet Healthcare Corp., 4.5%, 2021		960,000	931,200
Tenet Healthcare Corp., 8.125%, 2022 (n)		375,000	410,625
Universal Health Services, Inc., 7%, 2018		650,000	693,875
Universal Health Services, Inc., 7.625%, 2020		1,010,000	1,060,500

			$19,315,987
Medical Equipment - 0.4%
Biomet, Inc., 6.5%, 2020		$840,000	$892,500
Physio-Control International, Inc., 9.875%, 2019 (n)		603,000	672,345
Teleflex, Inc., 6.875%, 2019		800,000	836,000

			$2,400,845
Metals & Mining - 2.9%
ArcelorMittal S.A., 6.75%, 2022		$260,000	$282,750
ArcelorMittal S.A., 7.25%, 2041		505,000	486,063
Arch Coal, Inc., 7.25%, 2020		595,000	452,944
Barrick North America Finance LLC, 5.75%, 2043		500,000	430,371
Cameco Corp., 5.67%, 2019	CAD	475,000	504,740
Century Aluminum Co., 7.5%, 2021 (n)		$775,000	728,500
Commercial Metals Co., 4.875%, 2023		563,000	534,850
Consol Energy, Inc., 8%, 2017		755,000	800,300
Consol Energy, Inc., 8.25%, 2020		715,000	782,031
First Quantum Minerals Ltd., 7.25%, 2019 (n)		1,231,000	1,154,063
Fortescue Metals Group Ltd., 8.25%, 2019 (n)		820,000	910,200
Glencore Finance (Europe) S.A., 6.5%, 2019	GBP	150,000	276,219
Peabody Energy Corp., 6%, 2018		$485,000	511,675
Peabody Energy Corp., 6.25%, 2021		485,000	500,763
Plains Exploration & Production Co., 6.125%, 2019		1,125,000	1,229,774
Plains Exploration & Production Co., 6.5%, 2020		400,000	440,691
Plains Exploration & Production Co., 6.875%, 2023		1,000,000	1,107,500
Rio Tinto Finance (USA) PLC, 2.25%, 2018		310,000	311,026
Rio Tinto Finance (USA) PLC, 3.5%, 2022		139,000	136,877

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - continued
Rio Tinto Finance PLC, 2%, 2020	EUR	250,000	$339,619
Southern Copper Corp., 5.25%, 2042		$700,000	578,874
TMS International Corp., 7.625%, 2021 (z)		680,000	710,600
Vale Overseas Ltd., 5.625%, 2019		918,000	1,006,708
Vale Overseas Ltd., 4.625%, 2020		681,000	704,911
Vale Overseas Ltd., 4.375%, 2022		658,000	643,865
Walter Energy, Inc., 9.5%, 2019 (n)		280,000	295,400
Walter Energy, Inc., 8.5%, 2021 (n)		870,000	737,325
Xstrata Finance (Canada) Ltd., 5.25%, 2017	EUR	300,000	455,962

			$17,054,601
Mortgage-Backed - 0.7%
Fannie Mae, 5.5%, 2037		$3,634,239	$3,961,685

			$3,961,685

Municipals - 0.1%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023		$465,000	$433,687

Natural Gas - Distribution - 0.7%
AmeriGas Finance LLC, 6.75%, 2020		$1,260,000	$1,373,400
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021		845,000	855,563
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (z)		220,000	224,400
Gas Natural Fenosa Finance B.V., 3.875%, 2023	EUR	400,000	561,980
GDF Suez, 5%, 2060	GBP	300,000	535,303
ONEOK, Inc., 4.25%, 2022		$650,000	613,447

			$4,164,093
Natural Gas - Pipeline - 2.7%
Access Midstream Partners Co., 5.875%, 2021		$320,000	$343,200
Access Midstream Partners Co., 4.875%, 2023		1,160,000	1,154,200
Atlas Pipeline Partners LP, 4.75%, 2021 (n)		305,000	286,700
Atlas Pipeline Partners LP, 5.875%, 2023 (n)		610,000	599,325
Crestwood Midstream Partners LP, 6.125%, 2022 (z)		220,000	224,950
Crosstex Energy, Inc., 8.875%, 2018		1,400,000	1,491,000
Crosstex Energy, Inc., 7.125%, 2022		100,000	114,750
El Paso Corp., 7%, 2017		655,000	739,432
El Paso Corp., 7.75%, 2032		2,024,000	2,100,831
El Paso Pipeline Partners LP, 4.7%, 2042		800,000	706,063
Enbridge, Inc., 3.19%, 2022	CAD	500,000	459,123
Energy Transfer Equity LP, 7.5%, 2020		$1,165,000	1,345,575
Energy Transfer Partners LP, 3.6%, 2023		591,000	563,906
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068		340,000	375,700

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
Inergy Midstream LP, 6%, 2020 (n)		$860,000	$879,350
Kinder Morgan Energy Partners LP, 5.125%, 2014		647,000	676,697
MarkWest Energy Partners LP, 4.5%, 2023		626,000	607,220
Sabine Pass Liquefaction, 5.625%, 2021 (n)		615,000	621,150
Sabine Pass Liquefaction, 5.625%, 2023 (n)		1,085,000	1,063,300
Spectra Energy Partners LP, 4.75%, 2024		306,000	321,729
Summit Midstream Holdings LLC, 7.5%, 2021 (n)		580,000	610,450
TransCanada PipeLines Ltd., 5.1%, 2017	CAD	425,000	445,397

			$15,730,048
Network & Telecom - 1.4%
Centurylink, Inc., 6.45%, 2021		$185,000	$192,400
Centurylink, Inc., 7.65%, 2042		890,000	825,475
Citizens Communications Co., 9%, 2031		580,000	600,300
Deutsche Telekom International Finance B.V., 4.875%, 2025	EUR	250,000	401,100
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 2024 (z)		$776,000	776,105
France Telecom-Orange S.A., 3%, 2022	EUR	300,000	420,072
Frontier Communications Corp., 8.125%, 2018		$245,000	282,363
Telecom Italia Finance S.A., 7.75%, 2033	EUR	250,000	381,474
Telecom Italia S.p.A, 5.625%, 2015	GBP	150,000	252,049
Telefonica Emisiones S.A.U., 3.987%, 2023	EUR	500,000	692,886
TW Telecom Holdings, Inc., 5.375%, 2022 (n)		$295,000	294,263
TW Telecom Holdings, Inc., 5.375%, 2022		565,000	563,588
Verizon Communications, Inc., 6.4%, 2033		1,000,000	1,131,879
Windstream Corp., 8.125%, 2018		220,000	238,150
Windstream Corp., 7.75%, 2020		710,000	761,475
Windstream Corp., 7.75%, 2021		125,000	133,438

			$7,947,017
Oil Services - 1.4%
Bristow Group, Inc., 6.25%, 2022		$850,000	$892,500
Dresser-Rand Group, Inc., 6.5%, 2021		405,000	430,313
Edgen Murray Corp., 8.75%, 2020 (n)		1,185,000	1,368,675
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022 (n)		1,548,000	1,613,790
Pacific Drilling S.A., 5.375%, 2020 (n)		800,000	806,000
Qgog Constellation S.A., 6.25%, 2019 (n)		438,000	423,765
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		1,020,000	1,045,500
Unit Corp., 6.625%, 2021		1,505,000	1,572,725

			$8,153,268
Other Banks & Diversified Financials - 3.7%
Akbank T.A.S., 5%, 2022 (n)		$188,000	$177,754
Alfa Bank, 7.5%, 2019 (n)		367,000	390,855

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Ally Financial, Inc., 5.5%, 2017		$710,000	$766,800
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)		509,000	531,905
Banco GNB Sudameris S.A., 3.875%, 2018 (n)		431,000	408,373
Banco Santander S.A., 4.125%, 2022 (n)		248,000	237,150
Bancolombia S.A., 5.95%, 2021		1,094,000	1,155,264
Bancolombia S.A., 5.125%, 2022		332,000	317,060
Bangkok Bank (Hong Kong), 3.875%, 2022 (n)		463,000	446,796
Banque Federative du Credit Mutuel, 2%, 2019	EUR	300,000	406,411
BBVA Banco Continental S.A., 5%, 2022 (n)		$325,000	332,313
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)		1,207,000	1,306,578
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)		350,000	379,750
BBVA Continental, 5.75%, 2017 (n)		518,000	562,030
Capital One Financial Corp., 1%, 2015		800,000	798,465
Citigroup, Inc., 1.25%, 2016		1,000,000	1,002,671
Citigroup, Inc., 6.125%, 2018		463,000	539,148
Deutsche Bank Capital Funding Trust, FRN, 2.212%, 2049	EUR	400,000	513,229
Dexia Credit Local, NY, 5.375%, 2014	EUR	300,000	417,829
Discover Bank, 7%, 2020		$249,000	293,952
Erste Group Bank AG, 7.125%, 2022	EUR	250,000	392,518
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		$2,583,000	3,303,011
Grupo Aval Ltd., 5.25%, 2017 (n)		387,000	406,350
Grupo Aval Ltd., 4.75%, 2022 (n)		378,000	354,848
Industrial Senior Trust, 5.5%, 2022 (n)		220,000	203,500
Intesa Sanpaolo S.p.A., 4.125%, 2016	EUR	300,000	428,765
Intesa Sanpaolo S.p.A., 5.25%, 2022	GBP	250,000	417,721
KBC Internationale Financieringsmaatschappij N.V., 4.5%, 2017	EUR	300,000	449,920
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		$1,930,000	2,069,925
LBG Capital No. 2 PLC, 6.385%, 2020	EUR	450,000	638,359
PKO Finance AB, 4.63%, 2022 (n)		$473,000	477,730
Rabobank Nederland N.V., 4%, 2022	GBP	200,000	335,860
Santander Issuances S.A., 4.5%, 2019	EUR	300,000	373,720
Turkiye Garanti Bankasi A.S., 4%, 2017 (n)		$203,000	201,731
Turkiye Is Bankasi A.S., 3.875%, 2017 (n)		305,000	297,009
UBS AG, 7.625%, 2022		435,000	495,946

			$21,831,246
Pharmaceuticals - 1.2%
AbbVie, Inc., 1.2%, 2015		$800,000	$805,594
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	670,000	1,017,718
Capsugel S.A., 7%, 2019 (p)(z)		$295,000	295,000
Endo Health Solutions, Inc., 7.25%, 2022		605,000	644,325
Hospira, Inc., 5.2%, 2020		72,000	74,385
Mylan, Inc., 2.6%, 2018 (n)		1,000,000	1,006,916
Teva Pharmaceutical Finance B.V., 2.95%, 2022		500,000	463,708

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		$935,000	$1,007,463
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		530,000	576,375
Vantage Point Imaging, 7.5%, 2021 (n)		525,000	582,750
Watson Pharmaceuticals, Inc., 1.875%, 2017		700,000	698,267

			$7,172,501
Pollution Control - 0.1%
Heckmann Corp., 9.875%, 2018		$395,000	$401,913

Precious Metals & Minerals - 0.3%
Eldorado Gold Corp., 6.125%, 2020 (n)		$840,000	$835,800
IAMGOLD Corp., 6.75%, 2020 (n)		1,156,000	1,031,730

			$1,867,530
Printing & Publishing - 0.7%
American Media, Inc., 13.5%, 2018 (z)		$32,653	$34,449
Gannett Co., Inc., 6.375%, 2023 (z)		635,000	669,925
Gannett Co., Inc., 5.125%, 2019 (z)		85,000	87,975
Gannett Co., Inc., 5.125%, 2020 (n)		460,000	470,350
Lamar Media Corp., 5%, 2023		755,000	719,138
Moody’s Corp., 4.5%, 2022		700,000	702,794
Nielsen Finance LLC, 7.75%, 2018		835,000	910,150
Wolters Kluwer N.V., 6.375%, 2018	EUR	300,000	490,657

			$4,085,438
Railroad & Shipping - 0.1%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		$76,000	$85,880
Watco Cos. LLC, 6.375%, 2023 (n)		650,000	643,500

			$729,380
Real Estate - 1.5%
Aviv Healthcare Properties LP, 6%, 2021 (z)		$410,000	$420,250
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		440,000	457,600
DuPont Fabros Technology, Inc., REIT, 5.875%, 2021 (n)		1,575,000	1,614,375
ERP Properties, REIT, 7.75%, 2020		990,000	1,146,628
ERP Properties, REIT, 5.75%, 2022		250,000	259,484
Felcor Lodging LP, REIT, 5.625%, 2023		460,000	453,100
GLP Capital LP/GLP Financing II, Inc., 4.375%, 2018 (n)		740,000	754,800
Hammerson PLC, REIT, 2.75%, 2019	EUR	300,000	420,962
Hammerson PLC, REIT, 6%, 2026	GBP	250,000	475,685
MPT Operating Partnership LP, REIT, 6.875%, 2021		$760,000	817,000
MPT Operating Partnership LP, REIT, 6.375%, 2022		845,000	872,463
Simon Property Group, Inc., REIT, 10.35%, 2019		900,000	1,236,053

			$8,928,400

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Retailers - 1.7%
Academy Ltd., 9.25%, 2019 (n)		$475,000	$526,656
Burlington Coat Factory Warehouse Corp., 10%, 2019		895,000	1,002,400
CST Brands, Inc., 5%, 2023 (n)		280,000	270,900
Dollar General Corp., 4.125%, 2017		831,000	888,327
Gap, Inc., 5.95%, 2021		1,000,000	1,109,853
Home Depot, Inc., 4.875%, 2044		378,000	390,619
J. Crew Group, Inc., 8.125%, 2019		760,000	802,750
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)		705,000	731,438
Limited Brands, Inc., 6.9%, 2017		435,000	496,988
Limited Brands, Inc., 7%, 2020		415,000	469,988
Limited Brands, Inc., 6.95%, 2033		360,000	358,200
Marks & Spencer Group PLC, 4.75%, 2025	GBP	300,000	494,479
Rite Aid Corp., 9.25%, 2020		$1,140,000	1,316,700
Sally Beauty Holdings, Inc., 6.875%, 2019		590,000	651,950
Wesfarmers Ltd., 1.874%, 2018 (n)		156,000	154,596
William Carter Co., 5.25%, 2021 (n)		200,000	203,000

			$9,868,844
Specialty Chemicals - 0.4%
Chemtura Corp., 5.75%, 2021		$645,000	$653,063
Ecolab, Inc., 4.35%, 2021		500,000	530,677
Koppers, Inc., 7.875%, 2019		535,000	580,475
SIBUR Securities Ltd., 3.914%, 2018 (n)		294,000	287,385

			$2,051,600
Specialty Stores - 0.2%
Canadian Tire Corp. Ltd., 4.95%, 2015	CAD	450,000	$452,171
Michaels Stores, Inc., 11.375%, 2016		$407,000	417,179
Michaels Stores, Inc., 7.75%, 2018		475,000	512,406

			$1,381,756
Steel - 0.1%
Severstal, 5.9%, 2022 (n)		$322,000	$313,548

Supermarkets - 0.1%
Delhaize Group, 3.125%, 2020	EUR	300,000	$424,233
William Morrison Supermarkets PLC, 3.5%, 2026	GBP	150,000	227,311

			$651,544
Supranational - 0.1%
Eurasian Development Bank, 4.767%, 2022 (n)		$226,000	$218,090
European Investment Bank, 5.125%, 2017		500,000	571,950

			$790,040

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - 3.1%
America Movil S.A.B. de C.V., 4.75%, 2022	EUR	525,000	$825,059
American Tower Corp., REIT, 3.5%, 2023		$743,000	685,019
Crown Castle International Corp., 7.125%, 2019		370,000	399,600
Crown Castle International Corp., 5.25%, 2023		475,000	470,250
Crown Castle Towers LLC, 6.113%, 2020 (n)		420,000	477,941
Digicel Group Ltd., 8.25%, 2017 (n)		1,140,000	1,187,310
Digicel Group Ltd., 10.5%, 2018 (n)		880,000	950,400
Digicel Group Ltd., 8.25%, 2020 (n)		324,000	341,820
Digicel Group Ltd., 6%, 2021 (n)		1,279,000	1,240,630
Eileme 2 AB, 11.625%, 2020 (n)		925,000	1,079,938
MetroPCS Wireless, Inc., 7.875%, 2018		720,000	777,600
MetroPCS Wireless, Inc., 6.25%, 2021 (n)		570,000	596,363
Millicom International Cellular S.A., 4.75%, 2020 (n)		446,000	418,125
Millicom International Cellular S.A., 6.625%, 2021 (z)		412,000	423,330
MTS International Funding Ltd., 5%, 2023 (n)		201,000	192,960
Sprint Capital Corp., 6.875%, 2028		1,210,000	1,149,500
Sprint Corp., 7.875%, 2023 (n)		1,410,000	1,529,850
Sprint Nextel Corp., 8.375%, 2017		420,000	486,150
Sprint Nextel Corp., 9%, 2018 (n)		470,000	569,875
Sprint Nextel Corp., 6%, 2022		1,050,000	1,034,250
T-Mobile USA, Inc., 5.25%, 2018 (n)		405,000	420,694
T-Mobile USA, Inc., 6.633%, 2021		220,000	232,650
VimpelCom Ltd., 5.95%, 2023 (n)		255,000	245,438
Wind Acquisition Finance S.A., 11.75%, 2017 (n)		455,000	483,438
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)		830,000	813,458
Wind Acquisition Finance S.A., 7.25%, 2018 (n)		1,150,000	1,210,375

			$18,242,023
Telephone Services - 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)		$460,000	$503,700
Level 3 Financing, Inc., 9.375%, 2019		790,000	882,825
Level 3 Financing, Inc., 8.625%, 2020		425,000	481,313
TELUS Corp., 5.05%, 2020	CAD	475,000	502,179

			$2,370,017
Tobacco - 0.4%
Altria Group, Inc., 4%, 2024		$164,000	$164,615
Imperial Tobacco Group PLC, 5.5%, 2026	GBP	350,000	633,901
Lorillard Tobacco Co., 8.125%, 2019		$700,000	863,739
Reynolds American, Inc., 6.75%, 2017		816,000	946,310

			$2,608,565

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Transportation - 0.1%
Far Eastern Shipping Co., 8%, 2018 (n)		$603,000	$545,715

Transportation - Services - 2.2%
Aguila American Resources Ltd., 7.875%, 2018 (n)		$930,000	$991,613
Avis Budget Car Rental LLC, 8.25%, 2019		635,000	692,150
Avis Budget Car Rental LLC, 9.75%, 2020		420,000	491,400
CEVA Group PLC, 8.375%, 2017 (n)		1,360,000	1,407,600
ERAC USA Finance Co., 7%, 2037 (n)		878,000	1,056,589
HIT Finance B.V., 4.875%, 2021	EUR	300,000	458,170
Jack Cooper Finance Co., 9.25%, 2020 (z)		$755,000	807,850
Navios Maritime Acquisition Corp., 8.625%, 2017		1,280,000	1,342,080
Navios Maritime Acquisition Corp., 8.125%, 2021 (z)		800,000	808,000
Navios Maritime Holdings, Inc., 8.875%, 2017		315,000	329,569
Navios South American Logistics, Inc., 9.25%, 2019		783,000	847,598
Swift Services Holdings, Inc., 10%, 2018		1,980,000	2,217,600
Syncreon Group BV/Syncre, 8.625%, 2021 (z)		585,000	592,313
Topaz Marine S.A., 8.625%, 2018 (z)		208,000	210,288
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)		406,000	434,420
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)		85,000	90,950

			$12,778,190
U.S. Treasury Obligations - 2.9%
U.S. Treasury Bonds, 6.875%, 2025		$4,160,000	$5,892,249
U.S. Treasury Bonds, 3.125%, 2041 (f)		12,069,000	11,009,125

			$16,901,374
Utilities - Electric Power - 2.8%
AES Corp., 8%, 2017		$111,000	$130,703
AES Corp., 7.375%, 2021		560,000	634,200
Calpine Corp., 7.875%, 2020 (n)		1,035,000	1,130,738
Calpine Corp., 6%, 2022 (z)		145,000	150,438
CMS Energy Corp., 5.05%, 2022		500,000	543,891
Covanta Holding Corp., 7.25%, 2020		1,315,000	1,422,521
E.ON International Finance B.V., 6.375%, 2032	GBP	200,000	404,080
EDP Finance B.V., 6%, 2018 (n)		$1,360,000	1,438,200
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)		303,000	318,150
Enel S.p.A., 6.25%, 2019	GBP	250,000	449,958
Enel S.p.A., 5.25%, 2024	EUR	300,000	455,252
Enel S.p.A., 8.75%, 2073 (n)		$500,000	541,650
Energy Future Holdings Corp., 10%, 2020		1,248,000	1,310,400
Energy Future Holdings Corp., 10%, 2020 (n)		995,000	1,039,775
InterGen N.V., 7%, 2023 (n)		560,000	578,200
NGG Finance PLC, 5.625%, 2073	GBP	250,000	405,860
NRG Energy, Inc., 8.25%, 2020		$1,860,000	2,073,900

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
NRG Energy, Inc., 6.625%, 2023		$405,000	$418,669
Red Electrica de Espana, 3.5%, 2016	EUR	300,000	431,687
Red Electrica de Espana, 4.75%, 2018	EUR	200,000	304,109
Southern Electric Power Co. Ltd., 4.625%, 2037	GBP	200,000	338,221
System Energy Resources, Inc., 5.129%, 2014 (z)		$408,271	410,192
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)		415,000	295,688
Waterford 3 Funding Corp., 8.09%, 2017		969,907	969,636

			$16,196,118
Utilities - Gas - 0.1%
Transport de Gas Peru, 4.25%, 2028 (n)		$387,000	$350,151

Utilities - Water - 0.1%
Veolia Environnement S.A., 4.45%, 2049	EUR	400,000	$542,318
Total Bonds (Identified Cost, $620,153,252)			$641,686,656

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $594,944)		$605,000	$596,681

Floating Rate Loans (g)(r) - 1.1%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2020		$441,238	$441,238

Conglomerates - 0.1%
Silver II U.S. Holdings LLC, Term Loan, 4%, 2019		$482,141	$481,003

Consumer Services - 0.0%
Realogy Corp., Term Loan, 4.5%, 2020		$287,716	$290,113

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan, 3.75%, 2020		$533,230	$535,563

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 2020		$368,283	$368,744

Food & Beverages - 0.1%
Aramark Corp., Term Loan D, 4%, 2019		$443,417	$444,415
H.J. Heinz Co., Term Loan B2, 3.5%, 2020		273,920	275,724

			$720,139

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B2, 4%, 2020	$491,493	$494,196

Retailers - 0.2%
Rite Aid Corp., Term Loan, 4.87%, 2021	$328,597	$330,959
Toys “R” Us Property Co. I LLC, Term Loan B, 6%, 2019	630,949	615,807

		$946,766
Transportation - Services - 0.2%
Commercial Barge Line Co., Term Loan, 7.5%, 2019	$1,394,893	$1,373,970

Utilities - Electric Power - 0.1%
Calpine Construction Finance Co., Term Loan B1, 3%, 2020	$936,394	$923,518
Total Floating Rate Loans (Identified Cost, $6,585,332)		$6,575,250

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	20,680	$93,060

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	8,368	$41,673
Total Common Stocks (Identified Cost, $399,733)		$134,733

Preferred Stocks - 0.2%
Other Banks & Diversified Financials - 0.2%
Ally Financial, Inc., 7% (z)	480	$460,875
GMAC Capital Trust I, 8.125%	28,250	758,795
Total Preferred Stocks (Identified Cost, $1,165,111)		$1,219,670

Money Market Funds - 4.2%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	24,441,444	$24,441,444
Total Investments (Identified Cost, $653,339,816)		$674,654,434

Other Assets, Less Liabilities - (15.1)%		(88,358,056)
Net Assets - 100.0%		$586,296,378

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $225,568,450, representing 38.5% of net assets.
(p)	Payment-in-kind security.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$450,000	$460,875
American Media, Inc., 13.5%, 2018	12/22/10	33,031	34,449
Audatex North America, Inc., 6.125%, 2023	10/17/13	220,000	223,300
Aviv Healthcare Properties LP, 6%, 2021	10/10/13-10/15/13	413,287	420,250
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.771%, 2040	3/01/06	2,481,233	1,193,171
Calpine Corp., 6%, 2022	10/17/13	143,830	150,438
Capsugel S.A., 7%, 2019	10/31/13	295,000	295,000
Comision Federal de Electricidad, 4.875%, 2024	10/17/13	209,793	213,901
Crestwood Midstream Partners LP, 6.125%, 2022	10/22/13	220,000	224,950
Dominican Republic, 6.6%, 2024	10/21/13	188,000	194,392
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 2024	10/24/13	770,493	776,105
Exopack Holdings S.A., 7.875%, 2019	10/24/13-10/29/13	431,250	430,000
Falcon Franchise Loan LLC, FRN, 12.468%, 2025	1/29/03	42,951	80,461
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022	10/21/13	220,000	224,400
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043	12/11/03	1,907	568
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	244,403	251,128
Gannett Co., Inc., 6.375%, 2023	9/26/13-10/08/13	634,081	669,925
Gannett Co., Inc., 5.125%, 2019	9/26/13	83,928	87,975
JBS Investments GmbH, 7.75%, 2020	10/23/13	402,000	414,563
Jack Cooper Finance Co., 9.25%, 2020	10/24/13	794,638	807,850
Millicom International Cellular S.A., 6.625%, 2021	10/09/13	412,000	423,330

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Monitronics International, Inc., 9.125%, 2020	10/21/13-10/23/13	$544,811	$540,600
Morgan Stanley Capital I, Inc., FRN, 1.402%, 2039	7/20/04	59,798	71,931
Nara Cable Funding Ltd., 8.875%, 2018	7/17/13	251,297	250,863
Navios Maritime Acquisition Corp., 8.125%, 2021	10/29/13	800,000	808,000
Syncreon Group BV/Syncre, 8.625%, 2021	10/11/13-10/15/13	585,687	592,313
System Energy Resources, Inc., 5.129%, 2014	4/16/04	408,271	410,192
TMS International Corp., 7.625%, 2021	10/04/13-10/22/13	695,914	710,600
Topaz Marine S.A., 8.625%, 2018	10/25/13	208,000	210,288
Total Restricted Securities			$11,171,818
% of Net assets			1.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 10/31/13

Forward Foreign Currency Exchange Contracts at 10/31/13

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Westpac Banking Corp.	1,261,578	1/17/14	$1,195,301	$1,186,593	$8,708
SELL	CAD	Goldman Sachs International	112,000	1/17/14	108,416	107,212	1,204
SELL	CAD	Merrill Lynch International Bank	2,904,534	1/17/14	2,793,406	2,780,353	13,053
BUY	CNY	Deutsche Bank AG	18,866,000	1/15/14	3,001,546	3,087,202	85,656
BUY	DKK	Deutsche Bank AG	11,054	1/17/14	2,002	2,014	12
BUY	EUR	Goldman Sachs International	118,799	1/17/14	160,584	161,316	732
SELL	EUR	Citibank N.A.	2,280,000	1/17/14	3,099,213	3,096,003	3,210
SELL	EUR	Goldman Sachs International	56,229	1/17/14	77,540	76,353	1,187
SELL	EUR	JPMorgan Chase Bank N.A	2,193,000	1/17/14	2,998,583	2,977,866	20,717
SELL	EUR	Merrill Lynch International Bank	150,000	1/17/14	204,788	203,684	1,104
SELL	GBP	Citibank N.A.	61,000	1/17/14	98,346	97,752	594
SELL	GBP	Goldman Sachs International	94,873	1/17/14	153,284	152,033	1,251
BUY	INR	Deutsche Bank AG	178,056,000	11/22/13	2,883,498	2,885,798	2,300
SELL	JPY	Goldman Sachs International	365,025,688	1/17/14	3,719,742	3,714,119	5,623
BUY	KRW	JPMorgan Chase Bank N.A	112,535,000	11/12/13	104,344	106,027	1,683
BUY	MXN	JPMorgan Chase Bank N.A	38,407,000	11/04/13	2,914,501	2,943,685	29,184
SELL	MXN	Deutsche Bank AG	73,848,000	12/18/13	5,706,867	5,640,558	66,309
SELL	MXN	JPMorgan Chase Bank N.A	38,407,000	11/04/13	2,982,883	2,943,685	39,198
BUY	NOK	Goldman Sachs International	1,046,290	1/17/14	172,981	175,270	2,289
BUY	SEK	Goldman Sachs International	760,272	1/17/14	116,581	117,118	537
BUY	SGD	Citibank N.A.	102,000	1/17/14	82,038	82,117	79

							$284,630

Liability Derivatives
SELL	CHF	Goldman Sachs International	101,864	1/17/14	$111,327	$112,336	$(1,009)
SELL	CNY	Deutsche Bank AG	18,865,000	1/15/14	3,036,045	3,087,038	(50,993)
BUY	EUR	Citibank N.A.	141,067	1/17/14	194,448	191,554	(2,894)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/13 - continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	Credit Suisse Group	111,000	1/17/14	$151,809	$150,726	$(1,083)
BUY	EUR	Goldman Sachs International	150,000	1/17/14	207,159	203,684	(3,475)
BUY	EUR	UBS AG	1,917,000	1/17/14	2,642,055	2,603,086	(38,969)
SELL	EUR	Barclays Bank PLC	9,002,755	12/18/13	12,044,695	12,224,409	(179,714)
SELL	EUR	Deutsche Bank AG	2,664,174	1/17/14	3,595,396	3,617,670	(22,274)
SELL	EUR	JPMorgan Chase Bank N.A	2,664,174	1/17/14	3,595,910	3,617,670	(21,760)
SELL	EUR	UBS AG	9,002,755	12/18/13	12,043,704	12,224,409	(180,705)
BUY	GBP	Goldman Sachs International	87,000	1/17/14	139,606	139,417	(189)
SELL	GBP	Credit Suisse Group	2,756,057	1/17/14	4,400,776	4,416,579	(15,803)
SELL	GBP	Merrill Lynch International Bank	2,756,057	1/17/14	4,403,794	4,416,579	(12,785)
BUY	MXN	JPMorgan Chase Bank N.A	38,407,000	1/17/14	2,965,958	2,926,805	(39,153)
BUY	MYR	Barclays Bank PLC	9,150,000	11/22/13	2,899,240	2,895,964	(3,276)
BUY	NZD	Barclays Bank PLC	155,000	1/17/14	128,856	127,378	(1,478)
SELL	PHP	Barclays Bank PLC	124,000	11/29/13	2,785	2,871	(86)
BUY	PLN	Goldman Sachs International	882,000	11/12/13	2,901,119	2,882,164	(18,955)
BUY	ZAR	JPMorgan Chase Bank N.A	921,000	1/17/14	92,384	90,728	(1,656)

							$(596,257)

Futures Contracts Outstanding at 10/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	477	$60,750,422	December - 2013	$(1,301,790)
U.S. Treasury Bond 30 yr (Short)	USD	8	1,078,500	December - 2013	(30,731)

					$(1,332,521)

At October 31, 2013, the fund had cash collateral of $677,700 and other liquid securities with an aggregate value of $310,145 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $628,898,372)	$650,212,990
Underlying affiliated funds, at cost and value	24,441,444
Total investments, at value (identified cost, $653,339,816)	$674,654,434
Cash	1,074,982
Restricted cash	677,700
Receivables for
Forward foreign currency exchange contracts	284,630
Daily variation margin on open futures contracts	75,781
Investments sold	10,776,169
Interest and dividends	10,098,857
Other assets	63,177
Total assets	$697,705,730
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	181,059
Forward foreign currency exchange contracts	596,257
Investments purchased	10,002,018
Payable to affiliates
Investment adviser	22,063
Transfer agent and dividend disbursing costs	6,787
Payable for independent Trustees’ compensation	193,866
Accrued interest expense	73,766
Deferred country tax expense payable	139,901
Accrued expenses and other liabilities	193,635
Total liabilities	$111,409,352
Net assets	$586,296,378
Net assets consist of
Paid-in capital	$558,934,442
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $122,194 deferred country tax)	19,571,753
Accumulated net realized gain (loss) on investments and foreign currency	8,662,456
Accumulated distributions in excess of net investment income	(872,273)
Net assets	$586,296,378
Shares of beneficial interest outstanding	78,175,904
Net asset value per share (net assets of $586,296,378 / 78,175,904 shares of beneficial interest outstanding)	$7.50

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$40,052,344
Dividends	122,481
Dividends from underlying affiliated funds	30,763
Foreign taxes withheld	(3)
Total investment income	$40,205,585
Expenses
Management fee	$4,310,045
Transfer agent and dividend disbursing costs	138,404
Administrative services fee	84,849
Independent Trustees’ compensation	69,431
Stock exchange fee	69,194
Custodian fee	86,415
Interest expense	995,395
Shareholder communications	195,583
Audit and tax fees	76,736
Legal fees	15,925
Miscellaneous	40,826
Total expenses	$6,082,803
Fees paid indirectly	(736)
Reduction of expenses by investment adviser	(1,538)
Net expenses	$6,080,529
Net investment income	$34,125,056
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $17,707 country tax)	$17,943,000
Futures contracts	2,159,149
Foreign currency	746,550
Net realized gain (loss) on investments and foreign currency	$20,848,699
Change in unrealized appreciation (depreciation)
Investments (net of $416,370 decrease in deferred country tax)	$(29,700,712)
Futures contracts	(1,182,511)
Translation of assets and liabilities in foreign currencies	(326,577)
Net unrealized gain (loss) on investments and foreign currency translation	$(31,209,800)
Net realized and unrealized gain (loss) on investments and foreign currency	$(10,361,101)
Change in net assets from operations	$23,763,955

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2013	2012
Change in net assets
From operations
Net investment income	$34,125,056	$36,918,898
Net realized gain (loss) on investments and foreign currency	20,848,699	6,770,952
Net unrealized gain (loss) on investments and foreign currency translation	(31,209,800)	31,652,048
Change in net assets from operations	$23,763,955	$75,341,898
Distributions declared to shareholders
From net investment income	$(36,124,929)	$(39,816,079)
Change in net assets from fund share transactions	$(1,314,939)	$—
Total change in net assets	$(13,675,913)	$35,525,819
Net assets
At beginning of period	599,972,291	564,446,472
At end of period (including accumulated distributions in excess of net investment income of $872,273 and $1,110,260, respectively)	$586,296,378	$599,972,291

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 10/31/13

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$23,763,955
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(488,679,564)
Proceeds from disposition of investment securities	476,220,158
Proceeds from futures contracts	2,159,149
Proceeds from disposition of short-term investments, net	13,694,123
Realized gain/loss on investments	(17,960,707)
Realized gain/loss on futures contracts	(2,159,149)
Unrealized appreciation/depreciation on investments	30,117,082
Unrealized appreciation/depreciation on foreign currency contracts	341,504
Net amortization/accretion of income	1,448,031
Decrease in interest and dividends receivable	634,601
Decrease in accrued expenses and other liabilities	(429,749)
Increase in receivable for daily variation margin on open futures contracts	(75,781)
Decrease in payable for daily variation margin on open futures contracts	(176,922)
Increase in restricted cash	(677,700)
Increase in other assets	(842)
Net cash provided by operating activities	$38,218,189
Cash flows from financing activities:
Distributions paid in cash	(36,146,490)
Decrease in interest payable	(14,789)
Repurchase of shares of beneficial interest	(1,314,939)
Net cash used by financing activities	$(37,476,218)
Net increase in cash	$741,971
Cash:
Beginning of period	$333,011
End of period	$1,074,982

Supplemental disclosure of cash flow information:

Cash paid during the year ended October 31, 2013 for interest was $1,010,184.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.65	$7.20	$7.44	$6.83	$5.48
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.47	$0.50	$0.52	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.49	(0.20)	0.63	1.38
Total from investment operations	$0.31	$0.96	$0.30	$1.15	$1.85
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.51)	$(0.54)	$(0.54)	$(0.51)
Net increase from repurchase of capital shares	$0.00 (w)	$—	$—	$—	$0.01
Net asset value, end of period (x)	$7.50	$7.65	$7.20	$7.44	$6.83
Market value, end of period	$6.59	$7.31	$6.68	$7.11	$6.06
Total return at market value (%)	(3.73)	17.56	1.67	27.18	41.15
Total return at net asset value (%) (j)(r)(s)(x)	4.69	14.15	4.73	18.08	36.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.10	1.12	1.25	1.07
Expenses after expense reductions (f)	1.02	1.10	1.12	1.25	1.06
Net investment income	5.75	6.39	6.80	7.39	7.76
Portfolio turnover	65	48	49	65	67
Net assets at end of period (000 omitted)	$586,296	$599,972	$564,446	$583,317	$535,450
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.86	0.91	0.91	0.97	1.02
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$6,863	$7,000	$6,644	$6,833	$6,354

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns at net asset value per share have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment

Notes to Financial Statements – continued

company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the

Notes to Financial Statements – continued

security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$851,855	$460,875	$41,673	$1,354,403
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	16,901,446	—	16,901,446
Non-U.S. Sovereign Debt	—	119,375,459	—	119,375,459
Municipal Bonds	—	433,687	—	433,687
U.S. Corporate Bonds	—	336,379,883	—	336,379,883
Residential Mortgage-Backed Securities	—	4,333,867	—	4,333,867
Commercial Mortgage-Backed Securities	—	14,703,324	—	14,703,324
Asset-Backed Securities (including CDOs)	—	2,466,925	—	2,466,925
Foreign Bonds	—	147,688,746	—	147,688,746
Floating Rate Loans	—	6,575,250	—	6,575,250
Mutual Funds	24,441,444	—	—	24,441,444
Total Investments	$25,293,299	$649,319,462	$41,673	$674,654,434

Other Financial Instruments
Futures Contracts	$(1,332,521)	$—	$—	$(1,332,521)
Forward Foreign Currency Exchange Contracts	—	(311,627)	—	(311,627)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/12	$44,267
Change in unrealized appreciation (depreciation)	(2,594)
Balance as of 10/31/13	$41,673

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at October 31, 2013 is $(2,594).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements – continued

are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(1,332,521)
Foreign Exchange	Forward Foreign Currency Exchange	284,630	(596,257)
Total		$284,630	$(1,928,778)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$2,159,149	$—
Foreign Exchange	—	749,710
Total	$2,159,149	$749,710

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(1,182,511)	$—
Foreign Exchange	—	(341,504)
Total	$(1,182,511)	$(341,504)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be

Notes to Financial Statements – continued

delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/13	10/31/12
Ordinary income (including any short-term capital gains)	$36,124,929	$39,816,079

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/13
Cost of investments	$655,907,189
Gross appreciation	30,549,109
Gross depreciation	(11,801,864)
Net unrealized appreciation (depreciation)	$18,747,245
Undistributed ordinary income	95,095
Undistributed long-term capital gain	10,287,741
Other temporary differences	(1,768,145)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2013, these fees paid to MFSC amounted to $33,530.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002,

Notes to Financial Statements – continued

accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,230 and the Retirement Deferral plan resulted in an expense of $3,247. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $142,118 at October 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $51,591 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,046 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,538, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$91,516,031	$107,848,818
Investments (non-U.S. Government securities)	$342,485,108	$332,654,252

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 202,200 shares of beneficial interest during the year ended October 31, 2013 at an average price per share of $6.50 and a weighted average discount of 11.84% per share. During the year ended October 31, 2012, there were no transactions in fund shares. Transactions in fund shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12
	Shares	Amount	Shares	Amount
Capital shares reacquired	(202,200)	$(1,314,939)	—	$—

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At October 31, 2013, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 22, 2014. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $995,395 during the period. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund did not incur a commitment fee during the period. For the year ended October 31, 2013, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.00%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	38,135,567	191,116,558	(204,810,681)	24,441,444

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$30,763	$24,441,444

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Fund), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2013

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 3, 2013, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	53,311,363.063	2,157,998.154
Robert J. Manning	53,641,349.294	1,828,011.923
Laurie J. Thomsen	53,321,416.684	2,147,944.533

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	2016	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	2015	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 72)	Trustee	January 2006	2015	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	2016	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	2014	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	2014	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	2015	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	2016	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	2014	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age -50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Trustees and Officers – continued

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue Boston, MA 02199-7618	1 Lincoln Street Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Richard Hawkins	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Robert Persons
Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2012 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment

Board Review of Investment Advisory Agreement – continued

advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 9th out of a total of 12 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 7th out of a total of 16 funds for the one-year period and 4th out of a total of 12 funds for the five-year period ended December 31, 2012. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2012 (one-year: 15.8% total return for the Fund versus 13.3% total return for the benchmark; three-year: 11.4% total return for the Fund versus 10.3% total return for the benchmark; five-year: 10.8 % total return for the Fund versus 9.3% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated), or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may

Board Review of Investment Advisory Agreement – continued

include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MMT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2013 and 2012, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Multimarket Income Trust	53,517	50,032

For the fiscal years ended October 31, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Multimarket Income Trust	10,714	10,504	9,978	9,836	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Multimarket Income Trust*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees Billed by E&Y:
To MFS Multimarket Income Trust, MFS and MFS Related Entities#	78,692	60,340

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2013

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C Records Retention; and

D. Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. However, we will generally support such proposals if we determine there to be governance concerns at the issuer. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ;

(ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1988

William J. Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005

David P. Cole	Lower Quality Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Pilar Gomez-Bravo	Global Debt Instruments Portfolio Manager	April 2013	Investment Officer of MFS; employed in the investment area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011; Neuberger Berman from June 2006 to May 2010

Robert D. Persons	Global Debt Instruments Portfolio Manager	May 2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matthew W. Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the following portfolio manager’s performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Multimarket Income Trust	Richard O. Hawkins	Citigroup World Government Bond Non-Dollar Hedged Index JP Morgan Emerging Markets Bond Index Global Barclays U.S. High-Yield Corporate Bond Index Barclays U.S. Government/Credit Bond Index

	William J. Adams	Barclays U.S. High-Yield Corporate Bond Index

	Ward Brown	JP Morgan Emerging Markets Bond Index Global

	David P. Cole	Barclays U.S. High-Yield Corporate Bond Index

	Matthew W. Ryan	JP Morgan Emerging Markets Bond Index Global

As of December 31, 2012, no benchmarks were used to measure the performance of Pilar Gomez-Bravo and Robert D. Persons because neither was a portfolio manager of the Fund at that time. Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2013. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N
William J. Adams	N
Ward Brown	N
David P. Cole	N
Pilar Gomez-Bravo	N
Robert D. Persons	N
Matthew W. Ryan	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of October 31, 2013:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	11	$18.6 billion	2	$2.2 billion	5	$674 million
William J. Adams	12	$7.5 billion	3	$1.3 billion	1	$102 million
Ward Brown	12	$12.1 billion	8	$4.1 billion	6	$3.4 billion
David P. Cole	12	$7.5 billion	1	$918 million	1	$102 million
Pilar Gomez-Bravo	4	$3.4 billion	1	$2.1 billion	1	$26.3 million
Robert D. Persons	11	$13.8 billion	3	$2.7 billion	4	$716 million
Matthew W. Ryan	14	$12.9 billion	8	$4.1 billion	6	$3.4 billion

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/12-11/30/12	0	N/A	0	7,837,810
12/01/12-12/31/12	0	N/A	0	7,837,810
1/01/13-1/31/13	0	N/A	0	7,837,810
2/01/13-2/28/13	0	N/A	0	7,837,810
3/01/13-3/31/13	0	N/A	0	7,837,810
4/01/13-4/30/13	0	N/A	0	7,837,810
5/01/13-5/31/13	0	N/A	0	7,837,810
6/01/13-6/30/13	0	N/A	0	7,837,810
7/01/13-7/31/13	0	N/A	0	7,837,810
8/01/13-8/31/13	0	N/A	0	7,837,810
9/01/13-9/30/13	202,200	6.50	202,200	7,635,610
10/01/13-10/31/13	0	N/A	0	7,635,610

Total	202,200	6.50	202,200

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2013 plan year is 7,837,810.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 16, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2013

*	Print name and title of each signing officer under his or her signature.